MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Aug-97
Reporting Month:  July

         Class
         Interest    Beginning       Interest      Interest      Principal      Total          Applied Ending
Class    Rate        Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A1  6.148440%  $270,817,176.17 $1,387,585.97 $1,387,585.97 $11,681,913.72 $13,069,499.69 $0.00   $259,135,262.45
Class A2 15.000000%   $75,912,000.00   $948,900.00   $948,900.00          $0.00    $948,900.00 $0.00    $75,912,000.00
Class A3  6.200000%   $21,220,278.28   $109,638.10   $109,638.10    $216,037.82    $325,675.92 $0.00    $21,004,240.46
Class A4  6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00 $0.00     $6,000,000.00

                     $373,949,454.45 $2,479,124.07 $2,479,124.07 $11,897,951.54 $14,377,075.61 $0.00   $362,051,502.91

Class              CUSIP               Priority  Principal Type   Interest Type
Class A1           589962AP4           Senior    Sequential       Floater
Class A2           589962AQ2           Senior    Sequential       Floater
Class A3           589962AR0           Senior    Sequential       Fixed
Class A4           589962AS8           Senior    Sequential       Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-Aug-97
Reporting Month:  July

                                                             Interest     Interest      Principal
         Original        Original  Integral     Record       Accrual      Payment       Payment        Ending          Remaining
Class    Balance         Pct Pool  Denomination Date         Factor       Factor        Factor         Balance         Principal
Class A1 $473,800,000.00 79.58%    $1,000.00    31-Jul-97     2.92863227   2.92863227   24.65579088    $259,135,262.45 0.54692964
Class A2  $75,912,000.00 12.75%    $1,000.00    31-Jul-97    12.50000000  12.50000000    0.00000000     $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%    $1,000.00    31-Jul-97     4.18466031   4.18466031    8.24571832     $21,004,240.46 0.80168857
Class A4   $6,000,000.00  1.01%    $1,000.00    31-Jul-97     5.50000000   5.50000000    0.00000000      $6,000,000.00 1.00000000

         $581,912,000.00                                                                               $362,051,502.91

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Aug-97
Report Date:    July

Collateral Proceeds Account


Beginning Balance                                        $0.00

Deposits                                                            Withdrawals

Interest Net of Servicing Fee                    $2,637,084.60      Interest Payments             $2,479,124.07
Principal                                       $11,897,951.54      Principal Payments           $11,897,951.54
Deposits From Reserve Fund                               $0.00      Surplus                         $142,875.05
Other Deposits                                           $0.00      MBIA Fee                         $15,085.48
                                                                    Discount Principal Reserve            $0.00

Total Deposit                                  $ 14,535,035.70      Total Withdrawals            $14,535,035.70

                                                                    Ending Balance                        $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         28-Aug-97
Reporting Month       July

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 3.47% $13,347,224.09 $0.00       $156,886.16 $375,241,840.84 3.58% $13,190,337.93

Class                      Total Distribution
Surplus                    $142,875.05

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                16          $3,578,000             0.94%
60+ Days                 4            $921,000             0.24%
90+ Days                13          $2,120,000             0.56%
Foreclosure              6            $916,000             0.24%
REO                      9          $2,409,000             0.63%

Totals                  48          $9,944,000             2.62%


Advances on Delinquencies                                       $80,973.95
Non-Recoverable Advances on Delinquencies                            $0.00